Lease receivable	12 Months Ended
Dec. 31, 2020
Lease receivable
Lease receivable
4. Lease receivable
Lease receivable relates to the lease component of
sub-leased
office space. Total lease receivable included in the Consolidated Balance Sheets is as follows:

	Year ended December 31
	2020	2019
Balance, beginning of year	$39.5	$42.4
Additions (terminations)	(37.6)	3.7
Finance income	0.3	2.5
Lease payments received	(2.2)	(9.1)

Balance, end of year	$0	$39.5
Current portion	$0	$8.8
Long-term portion	$0	$30.7

In the first quarter of 2020, the Company entered into an amending agreement with our building landlord which resulted in renewed lease terms for our Calgary office space. Under the revised agreement, the amounts received from subtenants no longer meet the criteria to be classified as a finance lease and thus the lease receivable has been removed. The office lease provision referenced in Notes 8 and 9 has been updated to reflect the accounting treatment under the revised terms.